GOLDMAN SACHS ETF TRUST

Goldman Sachs Future Health Care Equity ETF

Goldman Sachs Future Tech Leaders Equity ETF

(each, a “Fund” and, together, the “Funds”)

Supplement dated September 29, 2026 to the

Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated December 29, 2025

At a meeting held on September 14-16, 2026, upon the recommendation of Goldman Sachs Asset Management, L.P., the Board of Trustees of Goldman Sachs ETF Trust approved a change to each Fund’s name. These changes will not affect either Fund’s investment objective, principal investment strategy or current portfolio holdings. These changes will become effective after the close of business on December 28, 2026 (the “Effective Date”).

Goldman Sachs Future Health Care Equity ETF’s name will change to “Goldman Sachs Health Care Opportunities ETF.”

Goldman Sachs Future Tech Leaders Equity ETF’s name will change to “Goldman Sachs Global Tech Innovation ETF.”

Accordingly, on the Effective Date, the Funds’ disclosures are modified as follows:

All references in the Prospectus, Summary Prospectuses and SAI to “Goldman Sachs Future Health Care Equity ETF” and “Goldman Sachs Future Tech Leaders Equity ETF” are replaced with “Goldman Sachs Health Care Opportunities ETF” and “Goldman Sachs Global Tech Innovation ETF,” respectively.

This Supplement should be retained with your Prospectus, Summary Prospectuses and SAI for future reference.

FTRETFSTK 09-26